FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Assets (Details) - Amounts due from clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Effects of offsetting on the balance sheet
Gross amounts	$ 7,877,524	$ 7,596,090
Gross amounts set off in the balance sheet	(4,810,571)	(5,634,969)
Net amounts presented in the balance sheet	3,066,953	1,961,121
Related amounts not offset
Net amount	$ 3,066,953	$ 1,961,121